Exhibit 10.3.6

BIO-REFERENCE LABORATORIES

AMENDMENT NO. 6

TO

EMPLOYMENT AGREEMENT

WITH SAM SINGER

AMENDMENT NO. 6 dated as of October , 2009 to an AGREEMENT OF EMPLOYMENT dated as of May 1, 1997 between Bio-Reference Laboratories, Inc., a New Jersey corporation (the “Company”) and Sam Singer, its Senior Vice President and Chief Financial Officer (the “Employee”); as amended on November 1, 2002 (Amendment No. 1); on January 7, 2004 (Amendment No. 2); on December 18, 2007 (Amendment No. 3); on March 4, 2008 (Amendment No. 4); and on September 18, 2008 (Amendment No. 5); (the original Agreement of Employment and the Five Amendments collectively referred to as the “Employment Agreement”);

WITNESSETH:

WHEREAS the parties previously executed the Employment Agreement providing for the employment by the Company of the Employee as its Senior Vice President and Chief Financial Officer; and

WHEREAS the Employment Agreement is currently due to expire on October 31, 2010 and would be automatically extended at the end of each Company fiscal year for an additional one year term unless the Company elected on a timely basis not to extend the term, but the Employee has the right to terminate the Employment Agreement effective on January 1 of any calendar year commencing January 1, 2010 on not less than 90 days prior written notice; and

WHEREAS the parties desire to amend the Employment Agreement to fix the Expiration Date as herein set forth:

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and intended to be legally bound hereby, the parties hereto agree to amend the Employment Agreement as follows:

A.            “Term of Employment”. The “Expiration Date” of the Employment Agreement shall be the close of business on March 15, 2011.

B.            “2. Renewal”. This Section is deleted in its entirety so that the Expiration Date set forth in A above is no longer subject to renewal and the Employee no longer has the right to terminate the Employment Agreement. The Employment Agreement shall expire at the close of business on March 15, 2011.

C.            Other Provisions. Except for the above changes, the parties hereto hereby reaffirm each provision of the Employment Agreement as of the date hereof.

IN WITNESS WHEREOF, the undersigned have each duly executed this Amendment No. 6 to the Employment Agreement as of the date first above written.

COMPANY:
Bio-Reference Laboratories, Inc.

By	/s/ Marc Grodman M.D.
Marc Grodman M.D.
President
Duly Authorized

EMPLOYEE:

/s/ Sam Singer
Sam Singer